UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2016

Your Community Bankshares, Inc.

(Exact Name of Registrant as Specified in Charter)

Indiana	0-25766	35-1938254
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

101 West Spring Street, New Albany, Indiana	47150
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (812) 944-2224

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

Effective at 5:00 pm eastern time on September 9, 2016, Your Community Bankshares, Inc. (“YCB”) was merged with and into WesBanco, Inc., with WesBanco surviving (the “Merger”), as provided in the Agreement and Plan of Merger, dated as of May 3, 2016 (the “Merger Agreement”), by and between WesBanco, Wesbanco Bank, Inc. YCB and Your Community Bank, Inc.  Immediately thereafter, YCB’s bank subsidiary Your Community Bank was merged with and into WesBanco Bank, with WesBanco Bank surviving.

Under the terms of the Merger Agreement, WesBanco is exchanging a combination of shares of its common stock and cash for all of the issued and outstanding shares of common stock of YCB.  Shareholders of YCB common stock are entitled to receive 0.964 of a share of WesBanco common stock, plus cash in the amount of $7.70 per share, for each share of YCB common stock in the exchange.

Additional information and details of the Merger and the Merger Agreement were previously disclosed in the proxy statement filed by YCB with the Securities and Exchange Commission on July 19, 2016 (the “Proxy Statement”). Any description of the Merger Agreement is qualified in its entirety by reference to the complete copy of the Merger Agreement, which is included as Annex A in the Proxy Statement and as Exhibit 2.1 hereto and is incorporated by reference herein.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As a result of the Merger, YCB’s common stock will be delisted from the NASDAQ Global Market, effective before the opening of trading on September 12, 2016.

Item 5.01. Changes in Control of Registrant.

The description of the terms of Merger and the Merger Agreement in Item 2.01 above is incorporated into this Item 5.01.  Two members of YCB’s Board of Directors, Gary L. Libs and Kerry M. Stemler, were appointed to the Board of Directors of WesBanco and WesBanco Bank, effective upon completion of the Merger, as provided in the Merger Agreement.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits:

Exhibit No.	Description

2.1

Agreement and Plan of Merger dated May 3, 2016 by and between Wesbanco, Inc., Wesbanco Bank, Inc., Your Community Bankshares, Inc. and Your Community Bank* (incorporated by reference to Annex A of the Proxy Statement on Schedule 14A filed by Your Community Bankshares, Inc. on July 19, 2016).

* Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K but will be provided to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YCB Bankshares, Inc.
(Registrant)

Date: September 9, 2016	/s/ Paul A. Chrisco
Paul A. Chrisco
Chief Financial Officer